Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2018	Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events	7. Subsequent Events On April 18, 2018, we completed the second and final closing and issued additional convertible subordinated promissory notes with an aggregate principal amount of $120,000.

14. Subsequent Events

On March 23, 2018, we offered subscriptions and issued an aggregate principal amount of $2,800,000 of Convertible Notes to institutional and individual accredited investors, including the Company’s CEO. The Company intends to use the proceeds from the Convertible Notes to fund its Lemoncocco and Fountain initiatives and for working capital and general corporate purposes.

The Convertible Notes have a four-year term from the date of issuance and bear interest at 6% per annum until maturity. No payments of principal or interest are due until the maturity. The holders can convert the Convertible Notes at any time during the term into a number of shares of the Company’s common stock equal to the quotient obtained by dividing (i) the amount of the unpaid principal and interest on the Convertible Note by (ii) $0.32 (the “Conversion Price”). The Conversion Price is subject to broad based, weighted average antidilution protection in the event that the Company issues shares of capital stock or equity equivalents at a price that is less than $0.32 per shares prior to the conversion of the Convertible Notes.